UBS PACE® Select Advisors Trust

UBS PACE® Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2009

January 6, 2010

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Large Co Growth Equity Investments (the "fund").

Delaware Management Company ("Delaware"), an investment advisor for the fund and a series of Delaware Management Business Trust, is an indirect subsidiary of Delaware Management Holdings, Inc. ("DMHI"). On August 19, 2009, it was announced that Lincoln National Corporation and Lincoln National Investment Companies, Inc., which owned DMHI, entered into a purchase and sale agreement with Macquarie Bank Limited, in which Macquarie Bank Limited agreed to purchase DMHI and all of its subsidiaries, including Delaware, from Lincoln National Corporation and Lincoln National Investment Companies, Inc. The transaction closed on January 4, 2010.

As a result of this change, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Large Co Growth Equity Investments," beginning on page 133 of the Multi-Class Prospectus and page 130 of the Class P Prospectus, is revised by replacing the ninth full paragraph of that section in its entirety with the following:

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. As of September 30, 2009, Delaware and its investment advisory affiliates had more than $135 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by Delaware. The portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen, held its fund responsibilities since December 2007.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® Large Co Growth Equity Investments," beginning on page 97 of the SAI, is revised by replacing the fifth and sixth full paragraphs of that section in their entirety with the following:

Delaware, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited. Macquarie Group Limited is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the

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corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp., Delaware Management Holdings, Inc. and Macquarie Bank Limited.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.